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                                                                   EXHIBIT 10.39

                                    AGREEMENT
                                       AND
                             PLAN OF REORGANIZATION
                                       OF
                           VENTURI TECHNOLOGIES, INC.
                               a Texas Corporation
                                       AND
                             HITEK CARPET CARE, INC.
                              a Nevada Corporation


         This Agreement and Plan of Reorganization (this "Agreement") is made as of the 15th day of May, 1997, by and among Venturi Technologies, Inc., a Texas corporation ("Venturi"), and HiTek Carpet Care, Inc., a Nevada corporation ("HiTek"), for the purpose of effecting an acquisition of all of the outstanding common and preferred stock of Venturi by HiTek in exchange for common and preferred stock of HiTek (the "Reorganization").

         The boards of directors of Venturi and HiTek deem it advisable and in the best interests of each such corporation and their respective shareholders to cause the merger of Venturi with and into HiTek on the terms and subject to the conditions set forth in this Agreement.

         The parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

         The parties, intending to be legally bound, agree as follows:

         1. Identity of Shareholders. The holders of common stock of Venturi are listed on Exhibit "A" attached hereto (the "Common Shareholders"), the holders of Series A Preferred Stock of Venturi are listed on Exhibit "B" attached hereto (the "Preferred Shareholders"), and the holders of common stock of HiTek are listed on Exhibit "C" hereto (the "HiTek Common Shareholders"). There are not presently any shares of preferred stock authorized or outstanding in HiTek.

         2. Adoption of Plan. This Plan shall be submitted for adoption either at special meetings of the Board of Directors and shareholders of Venturi and HiTek called for that purpose, or pursuant to written consent of the directors and shareholders. This Plan shall be effective and shall be deemed to have been adopted only upon its approval by the directors and shareholders of Venturi and HiTek.

         3. The Merger. Upon the terms and subject to the conditions set forth herein, Venturi shall be merged with and into HiTek and the separate existence of Venturi shall thereupon cease, and HiTek, as the surviving corporation, shall


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                  continue to exist under and be governed by Nevada law.

         4. Procedure. The Merger/Reorganization will take place in two discrete steps: (a) all of the common stock outstanding in Venturi will be exchanged for HiTek common stock, and (b) all of the Series A Preferred Stock outstanding in Venturi will be exchanged for Similar Series A Preferred Stock to be created in HiTek.

                           (A) In the first step in the reorganization, common shareholders of Venturi shall sign a Stock for Stock Agreement in the form attached hereto as Exhibit "D," and shall surrender their shares in Venturi to HiTek in exchange for shares in HiTek. For each one share of Venturi common stock owned on the record date, a shareholder will receive
                                    1.093585771 shares of HiTek common stock.

                           (B) The second step in the Reorganization shall be accomplished as follows:

                                    (i)     HiTek shall cause its Articles of
                                            Incorporation to be amended, or
                                            shall file with the Secretary of
                                            State of Nevada a designation of
                                            preferences, creating a series of
                                            preferred stock that is identical to
                                            the Series A 10% Cumulative
                                            Convertible Preferred Stock
                                            outstanding in Venturi with the
                                            following exceptions:

                                                     (a)      The Series A
                                                              preferred stock
                                                              created in HiTek
                                                              shall be entitled
                                                              to one vote for
                                                              each one share of
                                                              such Series A
                                                              Preferred Stock;
                                                              and

                                                     (b)      The Series A
                                                              Preferred Stock
                                                              shall be
                                                              convertible to
                                                              shares of common
                                                              stock of HiTek at
                                                              a ratio of
                                                              1.093585771 shares
                                                              of common stock
                                                              for each one share
                                                              of Series A
                                                              Preferred Stock.

                                    (ii)    Holders of Series A Preferred Stock
                                            will then exchange their shares of
                                            Series A Preferred Stock in Venturi
                                            for the newly authorized Series A
                                            Preferred Stock in HiTek on a 1 for
                                            1 basis.

                                    (iii)   HiTek shall change its name to
                                            "Venturi Technologies Enterprises,
                                            Inc." and at some point in time
                                            within one

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                                             (1) year after the execution of the
                                             Stock for Stock Agreement Venturi
                                             shall dissolve.

         5. Supplementary Action. The parties each agree to execute and deliver any and all documents and things necessary or proper to accomplish the Reorganization, and to otherwise carry out the purposes and provisions of this Agreement.

         6. Options and Warrants. Upon completion of the Reorganization, all options or warrants to purchase Venturi common stock then outstanding, whether or not such options or warrants have been memorialized by a written document or agreement, shall be terminated. HiTek covenants and agrees that it shall promptly upon completion of the Reorganization grant replacement stock options and warrants to current holders of such Venturi stock options and warrants.

         7. No Further Transfers. Upon the completion of the Reorganization, the stock transfer books of Venturi shall be closed and no further transfer of shares shall thereafter be made.

         8. Representations and Warranties of Venturi and HiTek. Venturi and HiTek hereby, jointly and severally, represent and warrant to each other as follows:

                  (A) Organization. Venturi and HiTek are both corporations duly incorporated, validly existing, and in good standing under the laws of their respective states of incorporation.

                  (B) No Conflict. Neither the execution and delivery of this Agreement nor the performance of the transactions contemplated herein by Venturi or HiTek will violate, conflict or constitute a default under any lease, contract, agreement, license or other instrument or any order, judgment or ruling of any governmental authority to which Venturi or HiTek are a party.

                  (C) Authority. The execution and delivery of this Agreement by the Venturi and HiTek have been duly and validly authorized by all necessary action of the board of directors of Venturi and HiTek, respectively.


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         IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Reorganization as of the date first written above.


                                          VENTURI TECHNOLOGIES, INC.,
                                          A Texas corporation


                                          By: /s/ Gaylord Karren
                                             --------------------------------
                                             Its:Chairman & CEO
                                               ------------------------------



                                          HITEK CARPET CARE, INC.,
                                          A Nevada corporation


                                          By:/s/ [illegible signature]
                                             --------------------------------
                                            Its:President
                                                -----------------------------

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